SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 23, 2002
                                                --------------------------------


                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-100818                         13-6357101
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



85 Broad Street, New York, New York                                    10004
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code  (212) 902-1000
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                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.     Other Events
            ------------

            Incorporation of Certain Documents by Reference


      The consolidated financial statements of Ambac Assurance Corporation ("Ambac") and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001 (the "Consolidated Financial Statements"), included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statement of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002, as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the GS Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HE2.

      The consolidated financial statements have been audited by KPMG LLP, and the consent of KPMG LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and (ii) their being named as "Experts" in the Prospectus Supplement relating to the GS Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HE2, is attached hereto as Exhibit 23.1.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)   Not applicable.

                  (b)   Not applicable.

                  (c)   Exhibits:

                        Exhibit No.       Description
                        -----------       -----------
                        23.1              Consent of KPMG LLP


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GS MORTGAGE SECURITIES CORP.

                                       By:   /s/ Marvin Kabatznick
                                             ----------------------------------
                                             Name:  Marvin Kabatznick
                                             Title: Chief Executive Officer

Dated:  December 23, 2002

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

23.1              Consent of KPMG LLP